Global Axcess Elects Long-Time Shareholder Chris Doucet to Board of Directors

JACKSONVILLE, Fla., February 7, 2012 /PRNewswire-FirstCall/ -- Global Axcess Corp (OTC Bulletin Board: GAXC - News; the "Company"), an independent provider of self-service kiosk solutions, today announced that Chris Doucet, a long-time shareholder and CEO and portfolio manager of Doucet Asset Management, has been elected to its Board of Directors. His election fills a vacancy and keeps the board at five members, four of whom are considered independent.

Mr. Doucet began his career over 25 years ago as an assistant municipal bond trader on Wall Street and eventually leveraged his industry experience and relationships to develop a successful retail brokerage business. He is a founder and principal and serves as CEO and portfolio manager of Doucet Asset Management. His expertise and experience has proven invaluable in managing the assets and concerns of individual client accounts including: municipal and corporate bond analysis, research, and selection; equity portfolio management; investment selection; risk management and asset allocation. In addition, Mr. Doucet has significant operational experience, has sat on numerous non-public boards and has advised dozens of companies on their operations in multiple industries ranging from the financial services business to the music industry. He graduated from McNeese University, attended Tulane University Law School, and is a Series 7, Series 65, Series 63 registered representative of Institutional Securities Corporation.

Joseph M. Loughry III, Chairman of the Board of Directors of Global Axcess, commented, “Chris has been a long-standing shareholder and knows the company well. We expect he will bring a healthy review of current Company operations as well as fresh, strategic thinking to the Board. His election demonstrates our Board’s commitment to continued strong corporate governance.”

Mr. Doucet commented, “I am pleased with the recent strides made by management to improve the company’s operating performance. I look forward to working with the Board and the management team to build on these recent accomplishments and to provide guidance on how we proceed to the next level of performance to unlock shareholder value.”

About Global Axcess Corp

Headquartered in Jacksonville, Florida, Global Axcess Corp was founded in 2001 with a mission to emerge as the leading independent provider of self-service kiosk services in the United States. The Company provides turnkey ATM and other self-service kiosk management solutions that include cash and inventory management, project and account management services. Global Axcess Corp currently owns, manages or operates approximately 5,300 ATMs and DVD kiosks in its national network spanning 43 states. For more information on the Company, please visit http://www.globalaxcess.biz.  For more information on Nationwide Money Services, please visit http://www.nationwidemoney.com.

Investor Relations Contacts:

Michael J. Loiacono

IR@GAXC.biz

Hayden IR:

Brett Maas or Jeff Stanlis: (646) 536-7331

Brett@haydenir.com / Jeff@haydenir.com

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as: "believes," "expects," "may," "will," "should," or "anticipates," or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  Forward-looking statements give the Company's current expectations or forecasts of future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. The forward-looking statements contained in this release include, among other things, statements concerning projections, predictions, expectations, estimates or forecasts as to the Company's business, financial and operational results and future economic performance, and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Other factors that could cause the Company's actual performance or results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

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7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz